                                    [GRAPHIC]



                 Class A, B and C Shares
Prospectus

                     October 1, 2001, as revised August 19, 2002

                Scudder Flag Investors Equity Partners Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Equity Partners Fund --Class A, B and C


                      Overview of Equity
                      Partners Fund

                      3   Goals

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      4   Who Should Consider Investing
                          in the Fund

                      5   Total Returns, After Fees
                          and Expenses

                      6   Fees and Expenses of the Fund


                       A Detailed Look at Equity
                       Partners Fund

                        8  Objectives

                        8  Strategy

                        8  Principal Investments

                        8  Investment Process

                        9  Risks

                       10  Management of the Fund

                       How to Invest in the Fund

                       13  Choosing a Share Class

                       18  How to Buy Shares

                       19  How to Exchange or Sell Shares

                       20  Policies You Should Know
                           About

                       26  Performance Information

                       26  Other Rights We Reserve

                       27  Understanding Distributions
                           and Taxes

                       29  Financial Highlights

Overview of Equity Partners Fund -- Class A, B and C

Goals: The Fund seeks to achieve long-term growth of capital and, secondarily, current income.

Core Strategy: The Fund invests primarily in a diversified portfolio of common stock.

Investment Policies and Strategies: Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in a diversified portfolio of common stocks. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a 'flexible value' approach to look for common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.

          Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stock prices could decline generally.

         . The 'flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.

         . The individual stocks chosen by the Advisors could decline in value.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking to achieve long-term growth of capital and, secondarily, current income. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes Flag Investors Class A shares, Class B shares and Class C shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Fund's transfer agent.

         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R) Index') over the last calendar year, the last five calendar years (if applicable) and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500(R) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

 Year-by-Year Returns Class A Shares (each full calendar year since inception)

                                    [CHART]

 1996    1997    1998   1999    2000
------  ------  ------  -----  ------
28.62%  24.49%  25.30%  7.30%  -0.22%

The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through June 30, 2001, the year-to-date return for Class A shares was 8.40%. For the period shown in the bar chart, the highest return in any calendar quarter was 29.97% (fourth quarter 1998) and the lowest quarterly return was -16.63% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

               Performance for Periods Ended December 31, 2000
               Average Annual Total Returns
                                 1 Year 5 Years  Since Inception
               Class A shares/1/ -5.70% 15.21%  16.47% (2/13/95)
               --------------------------------------------------
               S&P 500(R) Index  -9.10% 18.33%  20.68%/2/
               --------------------------------------------------
               Class B shares/1/ -5.92% 15.43%  16.67% (2/13/95)
               --------------------------------------------------
               S&P 500(R) Index  -9.10% 18.33%  20.68%/2/
               --------------------------------------------------
               Class C shares/1/ -2.01%    N/A  11.43% (10/28/98)
               --------------------------------------------------
               S&P 500(R) Index  -9.10%    N/A  10.20%/3/
               --------------------------------------------------

/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

/2/ For the period from 2/28/95 through 12/31/00.

/3/ For the period from 10/31/98 through 12/31/00.

          Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  5

Fees and Expenses of the Fund


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

Shareholder Fees                                Class A      Class B      Class C
(fees paid directly from your investment)        Shares       Shares       Shares
                                                Initial      Deferred     Deferred
                                              Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)   5.75%/1/       None         None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)         None/1/     4.00%/2/     1.00%/3/
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Annual Fees and Expenses
(expenses paid from Fund assets)              Percentage of Average Daily Net Assets
                                                Class A      Class B      Class C
Management Fees                                    0.79%        0.79%        0.79%
------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees           0.25%        0.75%        0.75%
------------------------------------------------------------------------------------
Other Expenses (including a 0.25%
shareholder servicing fee for Class B and
Class C shares)                                    0.14%        0.39%        0.39%
------------------------------------------------------------------------------------
Total Fund Operating Expenses                      1.18%        1.93%        1.93%
------------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')

6  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Choosing a Share Class.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.


Expense Example

                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A shares          $688           $928          $1,187          $1,924
                 -----------------------------------------------------------------------------------
                 Class B shares          $596           $906          $1,242          $1,880
                 -----------------------------------------------------------------------------------
                 Class C shares          $296           $606          $1,042          $2,254
                 -----------------------------------------------------------------------------------
                 You would pay the following expenses if you did not redeem your shares:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A shares          $688           $928          $1,187          $1,924
                 -----------------------------------------------------------------------------------
                 Class B shares          $196           $606          $1,042          $1,880
                 -----------------------------------------------------------------------------------
                 Class C shares          $196           $606          $1,042          $2,254
                 -----------------------------------------------------------------------------------

          Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  7

A Detailed Look at Equity Partners Fund -- Class A, B and C

Objectives

         The Fund seeks to achieve long-term growth of capital and, second-arily, current income. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

Strategy

         The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks.

Principal Investments

         Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in a diversified portfolio of common stocks.

Investment Process

         The Advisors follow an investment philosophy referred to as 'flexible value.' They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

8  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury or by agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goals of achieving long-term growth of capital and, secondarily, current income. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

         Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

          Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  9

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of August 31, 2001, funds managed by ICCC totaled approximately $11 billion in net assets. ABIM is a registered investment advisor with approximately $9.2 billion under management as of August 31, 2001. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

         ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services for the fiscal year ended May 31, 2001, ICCC received from the Fund a fee equal to 0.79% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.

10  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         ICCC also serves as the Fund's transfer agent (the 'Transfer Agent').

         ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

         ICCC's and ABIM's address is One South Street, Baltimore, Maryland
         21202.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund.

         Messrs. Hobart C. Buppert II and Lee S. Owen have shared primary responsibility for managing the Fund's assets since June 28, 2002. Prior to June 28, 2002, Mr. Owen had primary responsibility.

         Mr. Buppert

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Joined ABIM as a Vice President in 1980.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

         . BA and MBA from Loyola College.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

         Mr. Owen

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Managed the Fund since inception.

         . Joined ABIM as a Vice President in 1983.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates.

         . BA from Williams College and MBA from the University of Virginia.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  11

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

12  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers another class of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  13

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Flag Investors Equity Partners Fund have a sales charge that varies with the amount you invest:


                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

14  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load, in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  15

         Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

16  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  17

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
----------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
----------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip, sim-
                                             ply include a letter with your name, ac-
                                             count number, the full name of the fund
                                             and the share class and your investment
                                             instructions
----------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
----------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)

18  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 23
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  19

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report or prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open for business. The Fund calculates its share price every business day, as of the close of regular trading on the

20  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C | 21 occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason.

22  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs:

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C | 23 for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

24  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors. In such a case, the Fund's value for a security is likely to be different from the last quoted market prices.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.



         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  25

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

26  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income semi-annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  27

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non- taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

28  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Financial Highlights


The tables below provide a picture of the Fund's financial performance for the past five fiscal years for Class A and Class B shares and since the commencement of operations for Class C shares. The information selected reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Class A shares

(for a share outstanding throughout each period)

                                                   For the Years Ended May 31,
                                            2001      2000      1999     1998        1997

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of year       $21.22   $25.68    $21.29    $16.93   $13.09
-----------------------------------------------------------------------------------------
Income from
investment operations
-----------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                     0.06     0.10     (0.01)     0.05     0.08
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                             4.12    (3.54)     4.70      4.60     3.96
-----------------------------------------------------------------------------------------
Total from investment operations           4.18    (3.44)     4.69      4.65     4.04
-----------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------
Net investment income and net
realized short-term gains                 (0.07)   (0.03)    (0.03)    (0.10)   (0.13)
-----------------------------------------------------------------------------------------
Net realized long-term gains              (0.77)   (0.99)    (0.27)    (0.19)   (0.07)
-----------------------------------------------------------------------------------------
Total distributions                       (0.84)   (1.02)    (0.30)    (0.29)   (0.20)
-----------------------------------------------------------------------------------------
Net asset value, end of year             $24.56   $21.22    $25.68    $21.29   $16.93
-----------------------------------------------------------------------------------------
Total investment return/1/                20.14%  (13.63)%   22.31%    27.76%   31.17%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $217,173 $214,677  $283,950  $198,387 $113,030
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                     0.18%    0.38%    (0.02)%    0.29%    0.61%/2/
-----------------------------------------------------------------------------------------
Expenses                                   1.18%    1.18%     1.20%     1.24%    1.35%/3/
-----------------------------------------------------------------------------------------
Portfolio turnover rate                      20%      32%       21%        8%      18%
-----------------------------------------------------------------------------------------

/1/ Total return excludes the effect of sales charge.

/2/ Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48% for the year ended May 31, 1997.

/3/ Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48% for the year ended May 31, 1997.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  29

Class B shares

(for a share outstanding throughout each period)

                                                  For the Years Ended May 31,
                                            2001     2000     1999     1998        1997

Per share operating performance:
---------------------------------------------------------------------------------------
Net asset value, beginning of year      $20.72   $25.29   $21.10   $16.84   $13.03
---------------------------------------------------------------------------------------
Income from
investment operations
---------------------------------------------------------------------------------------
Expenses in excess of income             (0.13)   (0.09)   (0.14)   (0.06)   (0.04)
---------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                            4.03    (3.46)    4.60     4.54     3.96
---------------------------------------------------------------------------------------
Total from investment operations          3.90    (3.55)    4.46     4.48     3.92
---------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------
Net investment income and net
realized short-term gains                   --    (0.03)      --    (0.03)   (0.04)
---------------------------------------------------------------------------------------
Net realized long-term gains             (0.77)   (0.99)   (0.27)   (0.19)   (0.07)
---------------------------------------------------------------------------------------
Total distributions                      (0.77)   (1.02)   (0.27)   (0.22)   (0.11)
---------------------------------------------------------------------------------------
Net asset value, end of year            $23.85   $20.72   $25.29   $21.10   $16.84
---------------------------------------------------------------------------------------
Total investment return/1/               19.22%  (14.29)%  21.39%   26.81%   30.28%
---------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $45,523  $40,185  $52,603  $37,046  $15,670
---------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------
Expenses in excess of income             (0.57)%  (0.37)%  (0.77)%  (0.47)%  (0.16)%/2/
---------------------------------------------------------------------------------------
Expenses                                  1.93%    1.93%    1.95%    1.98%    2.10%/3/
---------------------------------------------------------------------------------------
Portfolio turnover rate                     20%      32%      21%       8%      18%
---------------------------------------------------------------------------------------

/1/ Total return excludes the effect of sales charge.

/2/ Without the waiver of advisory fees, the ratio of expenses in excess of income to average daily net assets would have been (0.29)% for the year ended May 31, 1997.

/3/ Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23% for the year ended May 31, 1997.

30  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Class C shares

(for a share outstanding throughout each period)

                                                  For the Years Ended   For the Period
                                                       May 31,        October 28, 1998/1/
                                                                           through
                                                      2001      2000     May 31, 1999

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period              $20.72    $25.27          $19.09
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
Expenses in excess of income                       (0.13)    (0.08)          (0.03)
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         4.03     (3.45)           6.48
-----------------------------------------------------------------------------------------
Total from investment operations                    3.90     (3.53)           6.45
-----------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------
Net investment income and net realized short-term
gains                                                 --     (0.03)             --
-----------------------------------------------------------------------------------------
Net realized long-term gains                       (0.77)    (0.99)          (0.27)
-----------------------------------------------------------------------------------------
Total distributions                                (0.77)    (1.02)          (0.27)
-----------------------------------------------------------------------------------------
Net asset value, end of period                    $23.85    $20.72          $25.27
-----------------------------------------------------------------------------------------
Total investment return/2/                         19.22%   (14.22)%         34.06%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)          $7,149    $6,455          $3,441
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Expenses in excess of income                       (0.57)%   (0.39)%         (0.73)%/3/
-----------------------------------------------------------------------------------------
Expenses                                            1.93%     1.93%           1.85%/3/
-----------------------------------------------------------------------------------------
Portfolio turnover rate                               20%       32%             21%
-----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return excludes the effect of sales charge.

/3/ Annualized.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  31

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC
---------------------------------------------------------
Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

Flag Investors                CUSIP#
Equity Partners Fund, Inc.--
Class A Shares                338.32P.109
Class B Shares                338.32P.208
Class C Shares                338.32P.406
                              811-8886
                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SFIEPF-1

                                    [GRAPHIC]



                 Institutional Class
Prospectus

                     October 1, 2001, as revised August 19, 2002

                Scudder Flag Investors Equity Partners Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Equity Partners Fund --  Institutional Class


                      Overview of Equity
                      Partners Fund

                       3  Goals

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       5  Total Returns, After Fees and
                          Expenses

                       6  Fees and Expenses of the Fund

                      A Detailed Look at Equity
                      Partners Fund

                       7  Objectives

                       7  Strategy

                       7  Principal Investments

                       7  Investment Process

                       8  Risks

                       9  Management of the Fund

                      How to Invest in the Fund

                      13  Buying and Selling Institutional
                          Class Shares

                      16  Policies You Should Know About

                      21  Performance Information

                      21  Other Rights We Reserve

                      21  Understanding Distributions
                          and Taxes

                      24  Financial Highlights

Overview of Equity Partners Fund -- Institutional Class

Goals: The Fund seeks to achieve long-term growth of capital and, secondarily, current income.

Core Strategy: The Fund invests primarily in a diversified portfolio of common stocks.

Investment Policies and Strategies: Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in a diversified portfolio of common stocks. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a 'flexible value' approach to look for common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.

       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stock prices could decline generally.

         . The 'flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.

         . The individual stocks chosen by the Advisors could decline in value.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking to achieve long-term growth of capital and, secondarily, current income. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes Flag Investors Equity Partners Fund Institutional Class. The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Fund's transfer agent. The Fund also offers other classes with different fees, expenses and investment minimums.

         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Institutional Class' actual total return for each full calendar year since the Fund began selling the Institutional Class. The table compares the Institutional Class' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R) Index') over the last calendar year and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500(R) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

         Year-by-Year Returns (each full calendar year since inception)

             [CHART]

   1997    1998     1999    2000
   ----    ----     ----    ----
  24.76%  25.63%    7.54%   0.05%

For the period December 31, 2000 through June 30, 2001, the year-to-date return for the Institutional Class was 8.54%. For the period shown in the bar chart, the highest return in any calendar quarter was 30.03% (fourth quarter 1998) and the lowest quarterly return was -16.57% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

            Performance for Periods Ended December 31, 2000
            Average Annual Total Returns
                                                              Since Inception
                                               1 Year       (February 14, 1996)
            -------------------------------------------------------------------
               Institutional Class/1/           0.05%             15.81%
            -------------------------------------------------------------------
               S&P 500(R) Index                -9.10%             17.97%/2/
            -------------------------------------------------------------------

/1/ These figures assume the reinvestment of dividends and capital gain distributions.

/2/ For the period from 2/29/96 through 12/31/00.

       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  5

Fees And Expenses of the Fund

(expenses paid from Institutional Class assets)


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Institutional Class of the Fund. The example assumes that the Institutional Class earned an annual return of 5% over the periods shown, the Institutional Class' operating expenses remained the same, you sold your shares at the end of the period and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

             Annual Fees and Expenses
                                                      Percentage of
                                                      Average Daily
                                                       Net Assets
             Management Fees                              0.79%
             ------------------------------------------------------
             Distribution and/or Service (12b-1) Fees      None
             ------------------------------------------------------
             Other Expenses                               0.14%
             ------------------------------------------------------
             Total Fund Operating Expenses                0.93%
             ------------------------------------------------------

Expense Example

                        1 Year 3 Years 5 Years 10 Years
                         $95    $296    $515    $1,143
                        -------------------------------

6  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

A Detailed Look at Equity Partners Fund -- Institutional Class

Objectives

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

Strategy

         The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks.

Principal Investments

         Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in a diversified portfolio of common stocks.

Investment Process

         The Advisors follow an investment philosophy referred to as 'flexible value'. They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  7

         Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury or by agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goals of achieving long-term growth of capital and, secondarily, current income. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

         Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks in particular. Although the Advisors attempt to assess the likelihood that these risks may occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current

8 | Scudder Flag Investors Equity Partners Fund -- Institutional Class worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor and Sub-Advisor. Investment Company Capital Corporation ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of August 31, 2001, funds managed by ICCC totaled approximately $11 billion in net assets. ABIM is a registered investment advisor with approximately $9.2 billion under management as of August 31, 2001. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

         ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services for the fiscal year ended May 31, 2001, ICCC received from the Fund a fee equal to 0.79% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.

       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  9

         ICCC also serves as the Fund's transfer agent ('Transfer Agent'). ICCC is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

         ICCC's and ABIM's address is One South Street, Baltimore, Maryland
         21202.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund.

         Messrs. Hobart C. Buppert II and Lee S. Owen have shared primary responsibility for managing the Fund's assets since June 28, 2002. Prior to June 28, 2002, Mr. Owen had primary responsibility.

         Mr. Buppert

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Joined ABIM as a Vice President in 1980.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

         . BA and MBA from Loyola College.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

         Mr. Owen

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Managed the Fund since inception.

         . Joined ABIM as a Vice President in 1983.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates.

10  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

         . BA from Williams College and MBA from the University of Virginia.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  11

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

12  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Buying and Selling Institutional Class Shares

         You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Eligibility requirements

         You may buy Institutional Class shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  13

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         The Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments       c/o Scudder Investments
            By Mail:          P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

         MAIL: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to Flag Investors Equity Partners Fund--
               Institutional Class--509 to Investment Company
               Capital Corporation The addresses are shown under
               'How to contact the Transfer Agent.'
         -------------------------------------------------------------
         WIRE: Call the Transfer Agent to set up a wire account.

         Please note that your account cannot become activated until we receive a completed application.

14  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder Flag Investors Equity Partners Fund -- Institutional Class -- 509,' to the Transfer Agent. The addresses are shown under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

           Bank Name:  Deutsche Bank Trust Company Americas
           ----------------------------------------------------------
           Routing No: 021001033
           ----------------------------------------------------------
           Attn:       Scudder Funds
           ----------------------------------------------------------
           DDA No:     00-226-296
           ----------------------------------------------------------
           FBO:        (Account name)
                       (Account number)
           ----------------------------------------------------------
           Credit:     Scudder Flag Investors Equity Partners Fund --
                       Institutional Class -- 509
           ----------------------------------------------------------

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  15

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor

16 | Scudder Flag Investors Equity Partners Fund -- Institutional Class should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Institutional Class. The Fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report or prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open for business. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  17

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

18  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an ap-

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  19
         proved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its NAV at the time of closing.


20  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways:

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  21
         by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income semi-annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital

22 | Scudder Flag Investors Equity Partners Fund -- Institutional Class gains distributions paid out by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  23

Financial Highlights
The table below provides a picture of the Institutional Class' financial performance for the past five fiscal years. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Institutional Class

(For a share outstanding throughout each period)

                                                 For the Year Ended May 31,
                                           2001     2000     1999     1998       1997

Per share operating performance:
-------------------------------------------------------------------------------------
Net asset value,
beginning of year                      $21.35    $25.75   $21.32   $16.94    $13.10
-------------------------------------------------------------------------------------
Income from
investment operations
-------------------------------------------------------------------------------------
Net investment income                    0.11     0.15     0.04     0.10     0.14
-------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    4.15    (3.53)    4.70     4.61     3.95
-------------------------------------------------------------------------------------
Total from investment operations         4.26    (3.38)    4.74     4.71     4.09
-------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------
Net investment income and net realized
short-term gains                        (0.14)   (0.03)   (0.04)   (0.14)   (0.18)
-------------------------------------------------------------------------------------
Net realized long-term gains            (0.77)   (0.99)   (0.27)   (0.19)   (0.07)
-------------------------------------------------------------------------------------
Total distributions                     (0.91)   (1.02)   (0.31)   (0.33)   (0.25)
-------------------------------------------------------------------------------------
Net asset value, end of year           $24.70   $21.35   $25.75   $21.32   $16.94
-------------------------------------------------------------------------------------
Total investment return                 20.44%  (13.39)%  22.53%   28.14%   31.58%
-------------------------------------------------------------------------------------

Supplemental data and ratios:
-------------------------------------------------------------------------------------
Net assets, end of year (000s omitted) $115,588 $105,505 $125,388  $94,354  $42,115
-------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------
Net investment income                    0.43%    0.65%    0.23%    0.54%    0.81%/1/
-------------------------------------------------------------------------------------
Expenses                                 0.93%    0.93%    0.95%    0.98%    1.10%/2/
-------------------------------------------------------------------------------------
Portfolio turnover rate                    20%      32%      21%       8%      18%
-------------------------------------------------------------------------------------

/1/ Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.68% for the year ended May 31, 1997.

/2/ Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% for the year ended May 31, 1997.


24  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                    Flag Investors               CUSIP#
                    Equity Partners Fund, Inc.--
                    Institutional Class:         338.32P.307
                                                 811-8886

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SFIEPF-1-IN

                        Supplement dated August 19, 2002
 to the Statements of Additional Information for the following Funds (each a
                                    'Fund'):


Flag Investors Equity Partners Fund, Inc., Statement of Additional Information dated October 1, 2001;

Flag Investors Communications Fund, Inc., Statement of Additional Information dated May 1, 2002;

Flag Investors Value Builder Fund, Inc., Statement of Additional Information dated August 1, 2002; and

Real Estate Securities Fund, Inc. (formerly Flag Investors Real Estate
     Securities Fund, Inc.), Statement of Additional Information dated May 1, 2002.

Effective August 19, 2002, the following supplements the Statements of Additional Information for each Fund:

The legal name of the Fund is:                    The Fund will also be known as:

Flag Investors Equity Partners, Inc.              Scudder Flag Investors Equity Partners Fund
Flag Investors Communications Fund, Inc.          Scudder Flag Investors Communications Fund
Flag Investors Value Builder Fund, Inc.           Scudder Flag Investors Value Builder Fund
Real Estate Securities Fund, Inc.                 Scudder Real Estate Securities Fund




The following replaces and supplements the third sentence in the first paragraph of the `Investment Objectives, Policies and Risk Considerations' Section in the Statement of Additional Information for the Flag Investors Equity Partners Fund:

     Under normal circumstances, the Fund will invest as fully as feasible in equity securities and at least 80% of the Fund's assets will be so invested. This policy may be changed by the Board of Directors, upon 60 days written notice to shareholders.

The following replaces the first paragraph of the `Debt Securities' Sub-Section of `Investment Objectives and Policies' Section in the Statement of Additional Information for the Real Estate Securities Fund:

     Debt Securities

     Up to 20% of the Fund's net assets may be invested in debt securities (which do not include, for purposes of this investment policy, convertible debt securities that the Advisors believe have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group (`S&P') or Baa or better by Moody's Investors Service, Inc. (`Moody's') or, if not rated, are of comparable quality as determined by the Advisors. While classified as `investment grade,' securities rated Baa by Moody's or BBB by S&P have speculative characteristics. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisors will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see `Investment Advisory and Other Services').

The following replaces the Compensation Table in the `Information Concerning Committees and Meetings of Directors' Sub-Section, `Management of the Fund'
Section in the Statement of Additional Information for the Real Estate Securities Fund and the Flag Investors Communications Fund:

                               COMPENSATION TABLE

Name of Person, Position                                                          Total Compensation From the
                              Aggregate Compensation          Pension or         Fund and Fund Complex Payable
                               From the Fund for the      Retirement Benefits     to Directors for the Fiscal
                                 Fiscal Year Ended        Accrued as Part of              Year Ended
                                 December 31, 2001           Fund Expenses             December 31, 2001
----------------------------------------------------------------------------------------------------------------
Richard T. Hale/1/                      $0                        $0                          $0
Director/President
Truman T. Semans/1/                     $0                        $0                          $0
Director
Richard R. Burt                      $141.80/2/                   $0/3/                     $62,500
Director
Joseph R. Hardiman                   $142.32/2/                   $0/3/                     $62,500
Director
Louis E. Levy                        $164.37/2/                   $0/3/                     $72,500
Director
Eugene J. McDonald                   $164.37/2/                   $0/3/                     $72,500
Director
Rebecca W. Rimel                     $141.80/2/                   $0/3/                     $62,500
Director
Carl W. Vogt                         $141.80/2/                   $0/3/                     $62,500
Director
Robert H. Wadsworth                  $141.80/2/                   $0/3/                     $62,500
Director


Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

     The address for the Investment Company Capital Corporation, the Fund's transfer agent (`Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105

Effective August 19, 2002, the following supplements the `General Information and History' Section of the Statement of Additional Information for each Fund:

     Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.



Effective August 19, 2002, the following supplements the `Distribution of Fund Shares' Section of the Statement of Additional Information for each Fund:

     Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.



Effective August 19, 2002, the following supplements the `Investment Advisory and Other Services' Section of the Statement of Additional Information for each
Fund:

     In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the `Subscriptions' and `Redemptions' Sub-Sections of the `Valuation of Shares, Subscriptions and Redemptions' Section in its entirety in the Statement of Additional Information for each Fund:

                        PURCHASE AND REDEMPTION OF SHARES


Shares of the Fund are distributed by SDI. The Fund offers the classes of shares set forth in the `General Information and History' Section of this Statement of Additional Information. General information on how to buy shares of the Fund is set forth in `Buying and Selling Fund shares' in the Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. The Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in the Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                      Annual 12b-1
                                                     DistributionFee
                                                   (as a % of average
                        Sales Charge                 daily net assets)                Other Information
                        ------------                 -----------------                -----------------
Class A           Maximum initial sales charge            0.25%                  Initial sales charge waived or
                  of 5.75% of the public offering                                reduced for certain purchases
                  price*

Class B           Maximum contingent deferred             0.75%                 Class B shares also deduct a
                  sales charge of 4% of                                         0.25% shareholder servicing fee
                  redemption proceeds; declines                                 from Class assets each year.
                  to zero after six years                                       Class B shares convert to Class
                                                                                A shares six years after issuance

Class C           Contingent deferred sales charge of     0.75%                 Class C shares also deduct a
                  1% of redemption proceeds for                                 0.25% shareholder servicing fee
                  redemptions made during first year                            from Class assets each year.
                  after purchase                                                Class C shares do not have a
                                                                                conversion feature.

* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of the Company's management to afford ease of redemption, certificates will not be issued to indicate ownership of the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth on the next page.

                                                                          Sales Charge
                                                                          ------------

                                           As a                                  Allowed to Dealers
Amount of Purchase                    Percentage of     As a Percentage of         As a Percentage
------------------                   Offering Price      Net Asset Value*         of Offering Price
                                     --------------      ---------------          -----------------

Less than $50,000                         5.75%                6.10%                   5.20%
$50,000 but less than $100,000            4.50%                4.71%                   4.00%
$100,000 but less than $250,000           3.50%                3.63%                   3.00%
$250,000 but less than $500,000           2.60%                2.67%                   2.25%
$500,000 but less than $1 million         2.00%                2.04%                   1.75%
$1 million and over                       0.00%**              0.00%**                 0.00%***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by SDI as discussed below.

The Fund receives the entire net asset value of all its Class A shares sold. SDI, the Fund's Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features;' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

         Compensation Schedule #1/(1)/              Compensation Schedule           Compensation Schedule
         ---------------------------               ----------------------           ---------------------
                                                            #2/(2)/                      #3/(2)//(3)/
                                                            ------                       ---------
                                      As a                             As a
                                   Percentage                        Percentage                        As a
                                      of                               of Net                       Percentage
                                   Net Asset      Amount of            Asset         Amount of        of Net
Amount of Shares Sold                Value       Shares Sold           Value        Shares Sold     Asset Value
---------------------                -----       -----------           -----        -----------     -----------
$1 million to $5 million             1.00%       Under $15 million     0.75%          Over $15        0.25-0.50%
                                                                                      million

Over $5 million to $50 million       0.50%              --               --              --               --

Over $50 million                     0.25%              --               --              --               --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of the Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase the Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge --

Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Distribution of Fund Shares' Section.

Purchase of Institutional Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. These minimum amounts may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with the Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in the Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A `Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

The Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `Valuation of Shares, Subscriptions and Redemptions'

Section, Valuation of Shares' Sub-Section) and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the accountholder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions'
Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.


Year of Redemption                         Contingent Deferred
After Purchase                                 Sales Charge
--------------                                 ------------

First                                               4%
Second                                              3%
Third                                               3%
Fourth                                              2%
Fifth                                               2%
Sixth                                               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;
(e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Funds' shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is the Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal

Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds

(computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

Institutional Class Shares. Shareholders of the Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available.

Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market-timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Effective August 19, 2002, the following supplements the `Federal Tax Treatment of Dividends and Distributions' Section in the Statement of Additional Information for each Fund:

     The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

     Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.



Effective August 19, 2002, replace the first paragraph of the `Valuation of Shares' Sub-Section in the `Valuation of Shares, Subscriptions and Redemptions'
Section in the Statement of Additional Information for each Fund with the following:


                                 NET ASSET VALUE


     The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


Effective August 19, 2002, insert the following as the last paragraph in the `Valuation of Shares' Sub-Section in the `Valuation of Shares, Subscriptions and Redemptions' Section in the Statement of Additional Information for each Fund:

     When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value.


Effective August 19, 2002, insert the following new Section after the `Financial Statements Section and before the Appendix in the Statement of Additional Information for each Fund:


                             ADDITIONAL INFORMATION


Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of the Fund are:

Flag Investors Equity Partners, Inc.             Class A:  33832P109
                                                 Class B:  33832P208
                                                 Class C:  33832P406
                                                 Institutional Class:  33832P307

Flag Investors Communications Fund, Inc.         Class A:  338331101
                                                 Class B:  338331408
                                                 Class C:  338331606
                                                 Institutional Class:  338331507

Flag Investors Value Builder Fund, Inc.          Class A:  33832R105
                                                 Class B:  33832R303
                                                 Class C:  33832R501
                                                 Institutional Class:  33832R402

Real Estate Securities Fund, Inc.                Class A:  75600Q108
                                                 Class B:  75600Q207
                                                 Institutional Class:  75600Q306


The Scudder Flag Investors Equity Partners Fund has a fiscal year ending May 31/st/.

The Scudder Flag Investors Communications Fund has a fiscal year ending December 31/st/.

The Scudder Flag Investors Value Builder Fund has a fiscal year ending March 31/st/.

The Scudder Real Estate Securities Fund has a fiscal year ending
December 31/st/.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Fund has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund. If further information is desired with respect to the Fund reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Directors and Officers' Sub-Section, `Management of the Fund' Section of the Statement of Additional Information for each Fund, except Flag Investors Value Builder Fund and Real Estate Securities
Fund:


On July 30, 2002, the shareholders of the Fund approved the election of new Directors and executive officers. The following information is provided for each Director and officer.

                             DIRECTORS AND OFFICERS

                                                                                                           Number of
                                                                                                           Funds in the
                        Position with the                                                                  Fund Complex
                        Company and Length       Business Experience and Directorships During the          to be Overseen
Name and Birth Date     of Time Served           Past 5 Years                                              by Director/1/

Independent
Directors
Richard R. Burt         Director since 1999.     Chairman, IEP Advisors, Inc. (July 1998 to present);            80
2/3/47                                           Chairman of the Board, Weirton Steel Corporation/2/
                                                 (April 1996 to present); Member of the Board,
                                                 Hollinger International, Inc. /2/ (publishing) (1995 to
                                                 present), HCL Technologies Limited (information
                                                 technology) (April 1999 to present), UBS Mutual
                                                 Funds (formerly known as Brinson and Mitchell
                                                 Hutchins families of funds) (1995 to present)
                                                 (registered investment companies); and Member,
                                                 Textron Inc. /2/ International Advisory Council (July
                                                 1996 to present). Formerly, Partner, McKinsey &
                                                 Company (consulting) (1991-1994) and US Chief
                                                 Negotiator in Strategic Arms Reduction Talks
                                                 (START) with former Soviet Union and US
                                                 Ambassador to the Federal Republic of Germany
                                                 (1985-1991); Member of the Board, Homestake
                                                 Mining/2/ (mining and exploration) (1998-February
                                                 2001), Archer Daniels Midland Company/2/
                                                 (agribusiness operations) (October 1996-June 2001)
                                                 and Anchor Gaming (gaming software and equipment)
                                                 (March 1999-December 2001).

S. Leland Dill          Director since 2002.     Trustee, Phoenix Zweig Series Trust (since September            78
3/28/30                                          1989), Phoenix Euclid Market Neutral Funds (since
                                                 May 1998) (registered investment companies); Retired
                                                 (since 1986). Formerly, Partner, KPMG Peat Marwick
                                                 (June 1956-June 1986); Director, Vintners
                                                 International Company Inc. (June 1989-May 1992),
                                                 Coutts (USA) International (January 1992-March
                                                 2000), Coutts Trust Holdings Ltd., Coutts Group
                                                 (March 1991-March 1999) and General Partner, Pemco
                                                 (investment company) (June 1979-June 1986).

Martin J. Gruber        Director since 2002.     Nomura Professor of Finance, Leonard N. Stern School            79
7/15/37                                          of Business, New York University (since 1964);
                                                 Trustee, CREF (since 2000); Director, S.G. Cowen
                                                 Mutual Funds (1985-2001), Japan Equity Fund, Inc.
                                                 (since 1992), Thai Capital Fund, Inc. (2000 to present)
                                                 and Singapore Fund, Inc. (since 2000) (registered
                                                 investment companies).

                                                                                                           Number of
                                                                                                           Funds in the
                        Position with the                                                                  Fund Complex
                        Company and Length       Business Experience and Directorships During the          to be Overseen
Name and Birth Date     of Time Served           Past 5 Years                                              by Director/1/

Richard J. Herring      Director since 2002.     Jacob Safra Professor of International Banking and              78
2/18/46                                          Professor, Finance Department, The Wharton School,
                                                 University of Pennsylvania (since 1972); Director,
                                                 Lauder Institute of International Management Studies
                                                 (since 2000); Co-Director, Wharton Financial
                                                 Institutions Center (since 2000) and Vice Dean and
                                                 Director, Wharton Undergraduate Division (1995-
                                                 2000).

Joseph R. Hardiman      Director since 1998.     Private Equity Investor (1997 to present); Director,            76
5/27/37                                          Soundview Technology Group Inc. (investment
                                                 banking) (July 1998 to present), Corvis Corporation/2/
                                                 (optical networking equipment) (July 2000 to present),
                                                 Brown Investment Advisory & Trust Company
                                                 (investment advisor) (February 2001 to present), The
                                                 Nevis Fund (registered investment company) (July
                                                 1999 to present), and ISI Family of Funds (registered
                                                 investment companies) (March 1998 to present).
                                                 Formerly, Director, Circon Corp. /2/ (medical
                                                 instruments) (November 1998-January 1999);
                                                 President and Chief Executive Officer, The National
                                                 Association of Securities Dealers, Inc. and The
                                                 NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                 Operating Officer of Alex. Brown & Sons Incorporated
                                                 (now Deutsche Bank Securities Inc.) (1985-1987) and
                                                 General Partner, Alex. Brown & Sons Incorporated
                                                 (now Deutsche Bank Securities Inc.) (1976-1985).

Graham E. Jones         Director since 2002.     Senior Vice President, BGK Properties, Inc.                     78
1/31/33                                          (commercial real estate) (since 1995); Trustee, 8 open-
                                                 end mutual funds managed by Weiss, Peck & Greer
                                                 (since 1985) and Trustee of 22 open-end mutual funds
                                                 managed by Sun Capital Advisers, Inc. (since 1998).

Rebecca W. Rimel        Director of Flag         President and Chief Executive Officer, The Pew                  78
4/10/51                 Investors                Charitable Trusts (charitable foundation) (1994
                        Communications Fund      to present). Formerly, Executive Director, The Pew
                        since 1996.              Charitable Trusts (1988 to 1994); Director, ISI Family
                        Director of Flag         of Funds (registered investment companies) (1997 to
                        Investors Equity         1999); and Director and Executive Vice President, The
                        Partners Fund since      Glenmede Trust Company (investment trust and
                        1995.                    wealth management) (1994 to 2000).

                                                                                                           Number of
                                                                                                           Funds in the
                        Position with the                                                                  Fund Complex
                        Company and Length       Business Experience and Directorships During the          to be Overseen
Name and Birth Date     of Time Served           Past 5 Years                                              by Director/1/

Philip Saunders, Jr.    Director since 2002.     Principal, Philip Saunders Associates (Economic and             78
10/11/35                                         Financial Consulting) (since 1998). Formerly,
                                                 Director, Financial Industry Consulting, Wolf &
                                                 Company (1987-1988); President, John Hancock
                                                 Home Mortgage Corporation (1984-1986); Senior Vice
                                                 President of Treasury and Financial Services, John
                                                 Hancock Mutual Life Insurance Company, Inc. (1982-
                                                 1986).

William N. Searcy       Director since 2002.     Pension & Savings Trust Officer, Sprint Corporation/2/          78
9/3/46                                           (telecommunications) (since 1989); Trustee of 22
                                                 open-end mutual funds managed by Sun Capital
                                                 Advisers, Inc. (since 1998).

Robert H. Wadsworth     Director since 1999.     President, Robert H. Wadsworth Associates, Inc.                 81
1/29/40                                          (consulting firm) (1982 to present); President and
                                                 Director, Trust for Investment Managers (registered
                                                 investment company) (1999 to present). Formerly,
                                                 President, Investment Company Administration, L.L.C.
                                                 (1992*-July 2001); President, Treasurer and Director,
                                                 First Fund Distributors, Inc. (1990-January 2002); Vice
                                                 President, Professionally Managed Portfolios (1999-
                                                 2002) and Advisors Series Trust (1997-2002)
                                                 (registered investment companies); and President,
                                                 Guinness Flight Investment Funds, Inc. (registered
                                                 investment companies).
                                                 * Inception date of the corporation which was the
                                                 predecessor to the LLC.
Interested Director
-------------------

Richard T. Hale/3/      Director of the Flag     Managing Director, Deutsche Bank Securities Inc.                78
7/17/45                 Investors                (formerly Deutsche Banc Alex. Brown Inc.) and
                        Communications Fund      Deutsche Asset Management (1999 to present);
                        since 1996.              Director and President, Investment Company Capital
                                                 Corp. (registered investment advisor) (1996 to
                        Director of the Flag     present); President, DB Hedge Strategies Fund LLC
                        Investors Equity         (registered investment company) (June 2002 to
                        Partners Fund since      present); Director, Deutsche Global Funds, Ltd. (2000
                        1994.                    to present), CABEI Fund (2000 to present), North
                                                 American Income Fund (2000 to present) (registered
                                                 investment companies); Vice President, Deutsche
                                                 Asset Management, Inc. (2000 to present).  Chartered
                                                 Financial Analyst.  Formerly, Director, ISI Family of
                                                 Funds (registered investment companies) (1992-1999).

Name and Birth Date     Position with the        Business Experience and Directorships During the
                        Company and Length       Past 5 Years
                        of Time Served
Officers
--------

Richard T. Hale         President since 2000.    See information provided under Interested Director.
7/17/45

Amy M. Olmert           Secretary                Director, Deutsche Asset Management (January 1999
5/14/63                 since 1997.              to present); Certified Public Accountant (1989 to
                                                 present). Formerly, Vice President, BT Alex. Brown
                                                 Incorporated (now Deutsche Bank Securities Inc.)
                                                 (1997-1999); Senior Manager, Coopers & Lybrand
                                                 L.L.P. (now PricewaterhouseCoopers LLP) (1992-
                                                 1997).

Charles A. Rizzo        Treasurer since 1999.    Director, Deutsche Asset Management (April 2000 to
8/5/57                                           present); Certified Public Accountant; Certified
                                                 Management Accountant.  Formerly, Vice President
                                                 and Department Head, BT Alex. Brown Incorporated
                                                 (now Deutsche Bank Securities Inc.) (1998-1999);
                                                 Senior Manager, Coopers & Lybrand L.L.P. (now
                                                 PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch        Secretary since 1999.    Managing Director, Deutsche Asset Management
3/27/54                                          (2002 to present) and Director, Global Funds Ltd.
                                                 (2002 to present).  Formerly, Director, Deutsche Asset
                                                 Management (1999-2002), Principal, BT Alex. Brown
                                                 Incorporated (now Deutsche Bank Securities Inc.)
                                                 (1998-1999); Assistant General Counsel, United States
                                                 Securities and Exchange Commission (1993-1998).

Jeffrey A. Engelsman    Vice President and       Vice President, Deutsche Asset Management (1999 to
9/28/67                 AML Compliance           present).  Formerly, Attorney, Great-West Life &
                        Officer since 2002.      Annuity Insurance Company (1995 to 1999).

Bruce A. Rosenblum      Assistant Secretary      Director, Deutsche Asset Management since 2002.
9/14/60                 since 2002.              Formerly, Vice President, Deutsche Asset
                                                 Management (2000-2002); Partner, Freedman, Levy,
                                                 Kroll & Simonds (1994-2000); Counsel to
                                                 Commissioner J. Carter Beese, Staff Attorney,
                                                 Divisions of Enforcement and Corporation Finance,
                                                 Securities and Exchange Commission (1986-1994).

----------
/1/ As of July 30, 2002, the total number of Funds in the Fund Complex is 84. /2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/3/  Mr. Hale is a director who is an `interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.


     Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

     The following supplements the table in the `Directors and Officers' Sub-Section, `Management of the Fund' Section of the Statement of Additional Information for the Real Estate Securities Fund:

          The following Directors have resigned from the Real Estate Securities Fund effective July 30, 2002: Truman T. Semans, Louis E. Levy, Eugene
          J. McDonald, and Carl W. Vogt.